SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.

Post Effective Amendment No. 6 to Registration Statement No. 333-22557

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 2

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Michael A. Chong

Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On pursuant to paragraph (b) of Rule 485.

☑	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” The policy provides lifetime insurance protection for as long as it remains in force. Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account (GPA) and twenty-six Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding fund. These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.

•	Is not FDIC or NCUA insured.

•	Is not insured by any federal government agency.

•	Is not guaranteed by any bank or credit union.

•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated [date]. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective: [Date]

Massachusetts Mutual Variable Life Separate Account I

The following funds are offered through the Massachusetts Mutual Variable Life Separate Account I. You may invest in any of the listed funds as well as the guaranteed principal account.

American Century® Variable Portfolios, Inc.	Oppenheimer Variable Account Funds
American Century® VP Income & Growth Fund	Oppenheimer Aggressive Growth Fund/VA
American Century® VP Value Fund	Oppenheimer Bond Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Fidelity® Variable Insurance Products Fund	Oppenheimer Global Securities Fund/VA
Fidelity® VIP Contrafund® Portfolio (Service Class)	Oppenheimer High Income Fund/VA
Oppenheimer Main Street® Growth & Income Fund/VA
MFS® Variable Insurance TrustSM	Oppenheimer Main Street® Small Cap Fund/VA
MFS® Emerging Growth Series	Oppenheimer Money Fund
MFS® New Discovery Series	Oppenheimer Multiple Strategies Fund/VA
MFS® Research Series	Oppenheimer Strategic Bond Fund/VA

MML Series Investment Fund	Panorama Series Fund, Inc.
MML Equity Fund	Oppenheimer International Growth Fund/VA
MML Equity Index Fund (Class II)	Panorama Growth Portfolio
MML Growth Equity Fund	Panorama Total Return Portfolio
MML Managed Bond Fund
MML Small Cap Equity Fund	T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.

Choice of Death Benefit Options

The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:

1.      Death Benefit Option A (a level amount option):    The selected face amount in effect on the date of death.

2.      Death Benefit Option B (a variable amount option):    The selected face amount plus the account value of the policy on the date of death.

Right To Return the Policy	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.

Variable Investment Choices	The policy offers a choice of 26 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.

Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.

Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•        choose the timing, amount and frequency of premium payments;

•        change the death benefit option;

•        increase or decrease the policy’s face amount;

•        change the beneficiary; and

•        change your investment selections.

Transfers

Within limitations, you may transfer funds among the investment divisions and the guaranteed principal account. We also offer two automated transfer programs: Automated Account Rebalancing and Automated Account Value Transfer.

Surrenders and Withdrawals

You may surrender your policy and we will pay you its surrender value. You may also withdraw a part of the surrender value. A withdrawal will reduce your account value and may reduce the selected face amount of your policy.

Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences.

Assignability	You may assign the policy as collateral for a loan or other obligation.

Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

Additional Benefits	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Risks of the Policy

Investment Performance

The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.

Termination

Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you will have a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

Limitations on Access to Cash Value

•        Withdrawals are not available during the 1st six months of the 1st policy year.

•        The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.

•        The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA.

•        The maximum withdrawal amount is equal to the cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Limitations on Transfers

•        Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed the lesser of (1) 25% of your account value in the GPA at the time of your transfer or (2) Your account value in the GPA less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

•        We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the policy owner.

•        You may maintain account value in a maximum of eight (8) separate account divisions and the GPA at any one time.

Impact of Loans

Taking a loan from your policy may increase the risk that your policy will terminate. It will have an effect on the policy’s surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty.

Existing tax laws that benefit this policy may change at any time.

Additional Risks

The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Sales Load Charge[1]	When you pay premium	0.75% – 5% of each premium	5%

State Premium Tax Charge	When you pay premium	2% to 5% of each premium, depending on the applicable state rate.	This charge will always equal the applicable state rate.

Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	0.25% of each premium.	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.

Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal.	2% of the amount withdrawn, not to exceed $25 per withdrawal.

1 The sales load varies for each employer group depending on (1) the group enrollment procedures selected by the employer, (2) the total group premium paid by the employer, (3) the size of the employer group, and (4) other factors. Once the Sales Load Charge is set, it will never change for any of the policies issued to individuals under the same group.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Cost of Insurance Charge[1]	Monthly, on the policy’s monthly calculation date	Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.06035 – $83.33333	Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.17207 – $83.33333

Insurance charge for a 35 year old male, non-tobacco user, in the standard risk class, with death benefit option 1. [2]	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.0692	Rate per $1000 of Insurance Risk: $0.140833

Administrative Charge	Monthly, on the policy’s monthly calculation date	$5.25 per policy	$9 per policy

Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Annual Rate: 0.75% of the policy’s average daily net assets in the Separate Account Divisions	Annual Rate: 1.00% of the policy’s average daily net assets in the Separate Account Divisions

Transfer Charge	Upon each transfer after the first 12 transfers in a policy year	$0	$10

Loan Interest Rate Expense Charge	On the policy’s anniversary date	0.75%	1.25%

Rider Charges:		Minimum – Maximum	Minimum – Maximum
• Accelerated Benefits Rider	If a claim for Accelerated Benefits is made	$0 (there is currently no charge for this rider)	$250.00

• Accidental Death and Dismemberment Rider (AD&D)	Monthly, on the policy’s monthly calculation date	Rates per $1000 of Insurance Risk: $0.03998 – $0.05855	Rates per $1000 of Insurance Risk: $0.03998 – $0.05855

Rider charge for a 35 year old male, non-tobacco user, in the standard risk class, with a policy selected face amount of $500,000	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.04570	Rate per $1000 of Insurance Risk: $0.04570

• Waiver of Monthly Charges Rider	Monthly, on the policy’s monthly calculation date	Rates per $1 of Monthly Deduction[3] $0.0454812 – $0.1198492	Rates per $1 of Monthly Deduction[3] $0.0454812 – $0.1198492

Rider charge for a 35 year old male, non-tobacco user, in the standard risk class, with a policy selected face amount of $500,000	Monthly, on the policy’s monthly calculation date	Rate per $1 of Monthly Deduction: $0.0548387	Rate per $1 of Monthly Deduction: $0.0548387

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account. The mortality and expense charge is deducted from the assets of the Separate Account only.

1 The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Administrative Office at 1-800-665-2654.

2 The rates shown for the “representative insured” are 1st year rates only.

3 The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charges and (c) any applicable rider charges.

Annual Fund Operating Expenses

This table describes the fund fees and expenses that you will pay daily during the time that you own the policy. The table shows the range (minimum and maximum) of fees and expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2001. More detail concerning an individual fund’s fees and expenses is contained in the fund’s prospectus.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution and/or 12b-1 fees, and other expenses)	0.34%	1.09%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2001.

Investment Management Fees and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses	Contractual Waivers, Limitations and Reimbursements	Total Net Fund Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%	—	0.70%

American Century® VP Value Fund	0.97%	0.00%	—	0.97%	—	0.97%

Fidelity® VIP Contrafund® Portfolio (Service Class)	0.58%	0.10%	0.10%	0.78%[1]	—	0.78%[1]

MFS® Emerging Growth Series	0.75%	0.12%[2]	—	0.87%	—	0.86%[2]

MFS® New Discovery Series	0.90%	0.19%[3]	—	1.09%	(0.03%)	1.06%[3]

MFS® Research Series	0.75%	0.15%[4]	—	0.90%	—	0.90%[4]

MML Equity Fund	0.37%	0.03%[5]	—	0.40%	—	0.40%

MML Equity Index Fund (Class II Shares)	0.10%	0.24%[6]	—	0.34%	(0.08%)	0.26%[6]

MML Growth Equity Fund	0.80%	0.19%[5]	—	0.99%	(0.08%)	0.91%

MML Managed Bond Fund	0.47%	0.01%[5]	—	0.48%	—	0.48%

MML Small Cap Equity Fund[7]	0.65%	0.04%[5]	—	0.69%	—	0.69%

Oppenheimer Aggressive Growth Fund/VA	0.64%	0.04%	—	0.68%	—	0.68%

Oppenheimer Bond Fund/VA	0.72%	0.05%	—	0.77%	—	0.77%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.04%	—	0.68%	—	0.68%

Oppenheimer Global Securities Fund/VA	0.64%	0.06%	—	0.70%	—	0.70%

Oppenheimer High Income Fund/VA	0.74%	0.05%	—	0.79%	—	0.79%

Oppenheimer International Growth Fund/VA	1.00%	0.05%	—	1.05%	—	1.05%

Oppenheimer Main Street® Growth & Income Fund/VA	0.68%	0.05%	—	0.73%	—	0.73%

Oppenheimer Main Street® Small Cap Fund/VA	0.75%	0.30%	—	1.05%	—	1.05%

Oppenheimer Money Fund/VA	0.45%	0.07%	—	0.52%	—	0.52%

Oppenheimer Multiple Strategies Fund/VA	0.72%	0.04%	—	0.76%	—	0.76%

Oppenheimer Strategic Bond Fund/VA	0.74%[8]	0.05%	—	0.79%	—	0.79%

Panorama Growth Portfolio	0.62%	0.02%	—	0.64%	—	0.64%

Panorama Total Return Portfolio	0.63%	0.02%	—	0.65%	—	0.65%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%	—	0.85%

T. Rowe Price New America Growth Portfolio	0.85%	0.00%	—	0.85%	—	0.85%

1 Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Other Expenses for the VIP II Contrafund Portfolio (Service Class) would have been 0.06% decreasing the VIP II Contrafund Portfolio’s (Service Class) total fund expenses to 0.74%.

2 The MFS Emerging Growth Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Emerging Growth Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The Other Expenses for the MFS Emerging Growth Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, total net operating expenses for the MFS Emerging Growth Series would be equal to 0.86%.

3 MFS has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Series such that the series’ Other Expenses (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the daily net assets of the series during the current fiscal year. In addition, the MFS New Discovery Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. Other Expenses for the MFS New Discovery Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, total net operating expenses for the MFS New Discovery Series would be equal to 1.05%.

4 The MFS Research Series had an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Research Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. Other Expenses for the MFS Research Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, total net operating expenses would be equal to 0.89% for the Research Series.

5 MassMutual has agreed to bear expenses of the MML Equity Fund, MML Growth Equity Fund, MML Managed Bond Fund and the MML Small Cap Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Growth Equity Fund include this reimbursement. We did not reimburse any expenses of the MML Managed Bond Fund, MML Equity Fund and MML Small Cap Equity Fund in 2001.

6 Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. With this reimbursement, Other Expenses is 0.16%.

7 Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

8 OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

(See the fund prospectuses for more information.)

The Company

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL)

Availability

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, association, sponsoring organization or trust executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” We aggregate each individual in a group for purposes of determining:

•	issue dates;

•	policy dates;

•	underwriting classification; and

•	sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy through the employer or group sponsor. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide you the opportunity to allocate account value to the separate account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, we reserve the right to reject any purchase application.

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

When the insured dies, if the policy is still in force, we will pay the beneficiary a death benefit.

Owner, Insured, Beneficiary

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy. We will not issue a policy for an insured who is more than 75 years old.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing a Policy and Your Right to Cancel

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum selected face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your certificate. If you change your mind about owning it, generally, you may cancel it within 10 days of receiving it. Your election of the variable rider does not increase or decrease the duration of this free look period. If you cancel the certificate within the free look period we will issue you a refund. The free look period may vary depending on your state’s requirements.

The refund equals either:

•	the account value plus any premium deduction(s) and monthly deduction(s) reduced by any loans or withdrawals; or

•	where required by state law, all premiums paid, reduced by any loans or withdrawals.

During the free look period, your premium payment is held in the GPA. If you elect the variable rider after the free look period applicable to your certificate has expired, the net premiums that you pay will be applied among the GPA and the Divisions of the Separate Account in accordance with your instructions.

To cancel the certificate, return it to us at our Administrative Office, to the agent who sold the certificate, or to one of our agency offices.

Premiums

There are two premium concepts under the policy:

•	Minimum Initial Premium.

•	Modal Term Premium.

Minimum Initial Premium

You must pay the minimum initial premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your variable rider. The minimum initial premium is $500, and it must be paid either in one lump sum or via payroll deduction throughout the first Policy Year.

There is no $500 minimum initial premium payment requirement to activate the variable rider in states where we issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

Modal Term Premium

Your employer pays the estimated premium amount that is necessary to cover the premium deductions and monthly deductions we assess under the policy during a period of time selected by Your employer. We call the estimated premium amount a “modal term premium.” The period of time selected by your employer can be one month, one calendar quarter, a six month period or one year. We call this period of time the “modal term.” We always apply billed modal term premiums payable by the employer to the GPA.

We base the modal term premium for a policy upon:

•	cost of insurance rates;

•	the sales load;

•	the state premium tax charge;

•	the deferred acquisition cost tax charge;

•	the administrative charge; and

•	any applicable rider charges.

The modal term premium for your policy may be subject to minimum and maximum amounts depending on:

•	the selected face amount of your policy;

•	the insured’s age; and

•	the employer group.

Please refer to Appendix B for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then we will send your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then we will send your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to us. Your modal term is specified in your policy’s schedule page.

If you become disassociated with the employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own. If you choose to continue the policy, you will become vested in all policy rights previously held by your employer, including the right to change the modal term to any mode but monthly.

There is no penalty if the employer does not pay the modal term premium. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment.

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. Except for the minimum initial premium, there are no minimum or maximum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to our Administrative Office or to the address indicated for payment on the premium reminder notice.

How and When Your Premium is Allocated

You choose the percentages of your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any percentages (rounded to two decimal places) as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account Divisions and the GPA at any time. You may also change your allocation of future net premiums at any time without charge by written request or by any other means acceptable to us including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. To allocate net premiums or to transfer account value to a ninth Separate Account Division, you must transfer 100% of the account value from one or more of your eight selected Separate Account Divisions.

During the free look period, we will apply the initial net premium we receive under certificates to which a variable rider has been added to the GPA. At the end of the free look period, we will apply your account value to the GPA and/or Separate Account Divisions according to your instructions and subject to our current allocation rules.

Investment Choices

The Separate Account

The part of your premium that you invest in your variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual

Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the segment of the Separate Account that was established for the policies.

Currently, We have established twenty-six (26) divisions within the policies’ designated segment of the Separate Account. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

We have the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give you notice of our intent to do this.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. A copy of each underlying fund’s prospectus is attached to this prospectus. You can obtain additional copies of these prospectuses by contacting our Administrative Office at 1-800-665-2654.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

American® Century Variable Portfolios, Inc. (“American Century VP”)

American Century® VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A

Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century® VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Fidelity® Variable Insurance Products (“VIP”) Fund II

Fidelity’s® Contrafund® Portfolio (Service Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: N/A	Seeks long-term capital appreciation. Invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

MFS® Variable Insurance Trust sm (“MFS”)

MFS® Emerging Growth Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MFS® Research Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A

Seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.

MML Series Investment Trust (“MML Trust”)

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company, Inc. and Alliance Capital Management, L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®[1].

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company.	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Small Cap Equity Fund[2]	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Aggressive Growth Fund/ VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks, primarily, high current income, and secondarily, capital growth. The fund invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks a high level of current income. The fund invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds”. They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Main Street® Small Cap Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable business trends or prospects.

Oppenheimer Money Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Oppenheimer Multiple Strategies Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Strategic Bond Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc. (“Panorama Fund”)

Oppenheimer International Growth Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The portfolio invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index[3].

T. Rowe Price New America Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing mainly in common stocks of U.S. companies operating in sectors believed to be the fastest growing in the U.S.

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

2 Prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund.

3 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

The Guaranteed Principal Account

In addition to the Separate Account, you may allocate net premium or transfer account value to the GPA. Amounts you allocate or transfer to the GPA become part of MassMutual’s general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of:

•	3%, or

•	the policy loan rate less the current loan interest rate expense charge (this charge is currently 0.75% and will not exceed 1.25%).

We may credit a higher rate of interest at our discretion.

POLICY VALUE

How The Value of your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1.	the variable account value, and
2.	the guaranteed principal account value.

We will calculate your account value on each valuation date. Initially, this value equals the net amount of the first premium you and your employer paid under the policy. This amount is applied to the GPA until the expiration of the free look period. The account value is then allocated among the Separate Account Divisions and/or the GPA according to your instructions, subject to applicable restrictions. We always apply billed modal term premiums payable by the employer to the GPA.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the GPA;

•	transfers and withdrawals from the Separate Account;

•	fees and charges deducted from the Separate Account;

•	the net investment experience of the Separate Account; and

•	loans deducted from the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Guaranteed Principal Account Value

The guaranteed principal account (GPA) value is equal to the sum of:

•	net premiums allocated to the GPA; plus

•	amounts transferred into the GPA from the Separate Account;

•	plus any interest credited to the account value held in the GPA; minus

•	amounts transferred or withdrawn from the GPA; minus

•	monthly charges deducted from the GPA; and minus

•	loans from the GPA.

Interest on the Guaranteed Principal Account

The GPA value earns interest at an effective annual rate, credited daily.

For the part of the GPA value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or

•	3% if greater.

For the part of the GPA value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 3%.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make premium payments. Nor will making premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction, your policy will enter a grace period.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and

•	30 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstatement

For a period of five (5) years after termination, you can request that we reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. Before We reinstate the policy, We must receive:

1.	A premium payment that will produce an account value equal to 3 times the monthly charges due on the monthly calculation date on or next following the date of reinstatement; and

2.	Evidence of insurability satisfactory to us.

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be the premium paid at that time, reduced by any applicable sales load, premium tax charges and federal deferred acquisition cost tax charges and any monthly charges then due.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. If this occurs, a signed acknowledgement that the policy has become a modified endowment contract is required. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Transactions

While your policy is in force you may transfer funds among the variable investment divisions and to or from the GPA. You may also borrow against the policy, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of a Separate Account division’s account value to any other division or the GPA. Transfers are effective on the valuation date we receive your request in good order at our

Administrative Office. If we receive your request in good order on a non-valuation date, your transfer request will be effective on the next valuation date. We will consider all transfers made on one valuation date to be one transfer.

You can make transfers by written request or by any other means acceptable to us including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. In your transfer request, you must indicate the dollar amount or the percentage (rounded to two decimal places) you wish to transfer.

There is no limit on the number of transfers you may make. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve (12) transfers in a policy year. This fee will not exceed $10 per transfer.

You may maintain account value in a maximum of eight (8) Separate Account divisions and the GPA at any one time. If you want to allocate net premium or transfer account value to a ninth division, you must transfer 100% of the account value from one or more of the eight active Separate Account divisions.

You may transfer account value from the Separate Account to the GPA at any time without incurring a fee.

You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer may not exceed the lesser of:

•	25% of the GPA value (less any policy debt) at the time of your transfer, or

•	the GPA value (less any policy debt) less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

There is one exception to this rule. If:

•	you have transferred 25% of the GPA value in each of the previous three policy years, and

•	you have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan, then you may transfer the remainder of the GPA value (less any policy debt) out of the GPA in the succeeding policy year. In this situation, you must transfer the full amount out of the GPA (less any policy debt) in one transaction.

Automated Account Value Transfer

Automated account value transfer allows you to make monthly transfers of account value in a Separate Account division to any combination of Separate Account divisions and the GPA. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account division or from the GPA. We consider this process as one transfer per policy year. We do not charge you for participating in the Automated Account Value Transfer Program.

You can elect, change or cancel automated account value transfer on any valuation date, provided we receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, you must specify:

•	the Separate Account division we are to transfer from; and

•	the Separate Account division(s) and/or GPA we are to transfer to; and

•	the length of time during which transfers will continue.

If your transfer amount is greater than your account value in the Separate Account division we are transferring from, then we will transfer your remaining value in that division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

Automated Account Re-Balancing

Automated account re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your account value in any combination of the Separate Account divisions and the GPA. We must receive a fully completed written request in order to begin your automated account re-balancing program. Then, we will make transfers on a quarterly basis to and from the Separate Account divisions and the GPA to re-adjust your account value to your specified percentage. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-Balancing Program.

This program allows you to maintain a specific fund allocation. Quarterly re-balancing is based on your policy year. We will re-balance your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided we receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, you may only reduce your allocation to the GPA by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after we receive your request at our Administrative Office. If we receive the request before the end of the free look period, your first re-balancing will occur at the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the GPA to the Separate Account.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Limits on Frequent Transfers

This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This, in turn, can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns reflect a market timing strategy, we reserve the right to take restrictive action.

Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or if we implement a restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request, and any future transfer requests, by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option from which you attempted to make the transfer. We will do this as of the valuation date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Withdrawals

After your policy has been in force for six months, you can withdraw value from your policy on any monthly calculation date. You must send a written request to our Administrative Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).

•	Maximum withdrawal amount: cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00.

We deduct the withdrawal amount from your account value as of the valuation time on the applicable monthly calculation date.

You must specify the GPA or the Separate Account division(s) from which the withdrawal is to be made. If you do not specify otherwise, we will withdraw the amount in proportion from your values in the Separate Account divisions and the GPA, subject to the following restrictions:

•	an amount equal to any policy debt plus one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the GPA; and

•	the withdrawal amount may not exceed the non-loaned account value of a Separate Account division or the GPA.

We will reduce your account value by the amount of the withdrawal. If necessary, we will reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

We will normally pay any withdrawal amounts within 7 days after we receive all required documents in proper form at our Administrative Office, unless we elect to delay payment of the withdrawal amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Surrenders

You may surrender your policy for its cash surrender value at any time while the policy is in force and the insured is alive. The cash surrender value is equal to:

•	the account value; less

•	any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date we receive the policy and a fully completed written request at our Administrative Office, unless you select a later effective date. If, however, we receive your surrender request on a date that is not a valuation date or after a valuation time, then your surrender will be effective on the next valuation date.

The policy terminates as of the effective date of the surrender and cannot be reinstated.

We will normally pay any surrender amounts within 7 days after we receive all required documents in proper form at our Administrative Office, unless we elect to delay payment of the surrender amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Loans

After your policy has been in force for 6 months, you may take a loan from the policy. We charge interest on policy loans, and the interest may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.”

You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;

•	it will affect your policy’s cash surrender value;

•	it will reduce the death proceeds; and

•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

To take a loan, you must send a written request to our Administrative Office.

You must assign your policy to us as collateral for the loan.

Maximum Loan Amount

The maximum loan amount allowed at any time is equal to:

•	90% of your account value at the time of the loan; less

•	any outstanding policy debt before the new loan; less

•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

•	an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account divisions and the GPA in proportion to the non-loaned account value of each on effective date of the loan. However, an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the GPA. We liquidate accumulation units in the Separate Account divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We will normally pay any loan amounts within 7 days after we receive all required documents in proper form at our Administrative Office, unless we elect to delay payment of the loan amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Interest Credited on Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

•	3%, or

•	the policy loan rate less the loan interest rate expense charge.

The loan interest rate expense charge is currently .75%. We guarantee that this charge will not exceed 1.25%

Loan Interest Rate

Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If this average is no longer published, we will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or

•	5%.

We will increase the rate if the maximum limit is at least  1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1/2% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Interest is due on each policy anniversary. If you do not pay interest when due, we will add the interest to the loan, and it will bear interest at the same rate. Any interest capitalized on a policy anniversary will be treated the same as a new loan. We will deduct this capitalized interest from the Separate Account divisions and the GPA in proportion to the non-loaned account values in each.

Effect of a Loan on the Values of the Policy

A policy loan reduces the death benefit and cash surrender value under the policy by the amount of the policy debt.

As long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy may be at risk of terminating. If this happens, we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt equals or exceeds the account value.

Repayment of Loans

You may repay all or part of any policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office in good order.

Upon repayment, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account division and/or the GPA at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the surrender value or death benefit.

Death Benefit

If the insured dies while the policy is in force, we will pay the death benefit to the named beneficiary.

Upon receiving proof of death, we pay the beneficiary the death benefit amount determined as of the date the insured dies.

The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

To qualify as life insurance under Internal Revenue Code 7702, the policy must have a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentage depends upon the insured’s age.

Death Benefit Options

In the application or enrollment form, you must choose a selected face amount and death benefit option. We offer two death benefit options:

Death Benefit Option A — the death benefit is the greater of:

(a)	the selected face amount in effect on the date of death; or

(b)	the minimum face amount in effect on the date of death.

Death Benefit Option B — the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or

(b)	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and

•	We deduct any account value charges unpaid as of the date of death.

You should note that Death Benefit Option B is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Example:    The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death	$30,000	$50,000
(c) Minimum face amount percentage on date of death:	280%	280%
(d) Minimum face amount (b x c):	$84,000	$140,000
Deathbenefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Deathbenefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary following the insured’s 100th birthday. There is no charge for a change in the Death Benefit Option.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

•	15 days after we receive and approve your written request for such change; or

•	the requested effective date of the change.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount.  You may increase the selected face amount by sending us a new enrollment form, or by sending us an application if you are no longer associated with your employer. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary following the insured’s 75th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after we have received and approved your written request for such change; or

•	the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

Decreases in Selected Face Amount.  You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

We will not allow an decrease in the selected face amount after the policy anniversary following the insured’s 100th birthday. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after we receive and approve your written request for such change;

•	the one year period following the effective date of your previously requested decrease; or

•	the requested effective date of the change.

When We Pay Death Benefit Proceeds

If the policy has not terminated, we will normally pay the death benefit within 7 days after we receive all required documents in proper form at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. After that two-year period, we cannot contest a policy’s validity, except for failure to pay premiums.

We can delay payment of the death benefit during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;

•	Trading is restricted by the Securities and Exchange Commission (SEC); or

•	The SEC determines that an emergency exists; or

•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Fixed Amount Payment Option;

•	Fixed Time Payment Option;

•	Lifetime Payment Option;

•	Interest Payment Option;

•	Joint Lifetime Payment Option; and

•	Joint Lifetime Payment Option with Reduced Payments.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years from the issue date, the death benefit will be limited to the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

•	If the death occurs after two years from the issue date but within two years from an increase in the selected face amount and while the policy is in force, the death benefit will be limited to the sum of the monthly charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

Misstatement of Age

If the insured’s age is misstated in the application, an adjustment will be made. If the adjustment is made when the insured dies, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age. If we make the adjustment before the insured dies, we will base future monthly deductions on the correct age.

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions From Premiums

Prior to applying your premium to the GPA or the selected Separate Account divisions, we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load varies for each employer group depending on:

•	group enrollment procedures selected by the employer;

•	total group premium paid by the employer;

•	the size of the employer group; and

•	other factors.

All policies within an employer group will have the same sales load expressed as a percentage of premiums paid. The charge applies to premiums paid under the policy by either you or your employer. Once the charge is set, it will never change for any of the policies issued to individuals under the same group. The maximum sales load charge that we can deduct is 5% of each premium.

The amount of the sales load in a policy year is not necessarily related to our actual sales expenses for that particular year. To the extent that our sales expenses are not covered by the sales load, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate. We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately. The current range of this charge is 2% to 5% of each premium.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. The current charge is 0.25% of each premium. This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is 1.25%. It is deducted from the policy loan rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There are no surrender charges.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;

•	A cost of insurance charge; and

•	Any rider charge (if applicable).

We deduct the monthly account value charges from the GPA on each monthly calculation date. If the value in the GPA is less than the account value charge, then we will deduct the deficiency from the Separate Account pro rata according to the account value in the Separate Account divisions.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge is $9.00 per month.

Cost of Insurance Charge

(We refer to this charge as the “Mortality Charge” in your policy)

The cost of insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. This charge is deducted first from the GPA until the GPA value is exhausted. Any remaining charge not deducted from the GPA will be deducted from the divisions of the Separate Account in proportion to the value in each as of the date of the deduction.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, Table B (80% male), non smoker or smoker table, ages of the insureds based on their last birthday.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age and group rating. These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the selected face amount of the policy.

How the insurance charge is calculated

We calculate the insurance charge on the first day of each policy month by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of death benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and

•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following two step describe how we calculate the insurance charge for your policy:

Step 1:  We calculate the insurance risk for your policy:

(a)	We divide the amount of the death benefit available under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024663; and

(b)	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2:  We multiply the insurance risk by the insurance charge rate. This amount is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages and group rating. No change in insurance class or cost will occur on account of deterioration of the insured’s heath after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,

•	investment performance,

•	fees and charges assessed,

•	rider charges,

•	withdrawals,

•	policy loans,

•	changes to the selected face amount, and

•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

(We refer to this charge as the “Net Investment Factor Asset Charge” in your policy)

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum or guaranteed percentage is 1.0%.

The charge is deducted from the Separate Account but not from the GPA.

This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the insurance charges will be insufficient to meet actual claims.

The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

Charges for Federal Income Taxes

We do not currently charge the Separate Account divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account divisions to provide for future federal income tax liability of the Separate Account divisions.

Investment Management Fees and Other Expenses

Each investment fund deducts management fees and operating expenses from its assets. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. For details on these charges, please read the fund prospectuses.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policyowner;

•	the nature of the relationship among individual insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policyowners which reflects differences in costs of services.

Other Benefits Available Under the Policy

At your employer’s request, the policy can include additional benefits. We approve these benefits based on our standards and limits for issuing insurance and classifying risks. Any additional benefit we provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from your account value. Subject to state availability, the following riders are available.

Accelerated Benefits Rider

This rider permits part of the proceeds of the policy to be available before death if the insured becomes terminally ill. We will require proof, satisfactory to us, that the insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies and there is currently no charge for this rider.

Accidental Death and Dismemberment Rider

With this rider we will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider’s selected face amount will be the lesser of the policy’s selected face amount or $500,000. Your employer determines whether this rider becomes available under your policy.

Loss of	Percent of Rider Face Amount Payable
Life	100

Both Limbs	100

Both Arms	100

Sight of Both Eyes	100

One Limb and Sight of One Eye	100

One Arm and Sight of One Eye	100

One Limb or One Arm	50

Vision of One Eye	50

Waiver of Monthly Charges Rider

Under this rider we will waive the account value charges of your policy for at least two years if:

•	the insured becomes totally disabled before the policy anniversary after the insured’s 65th birthday; and

•	such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or

•	You do not give us the required satisfactory proof of continued total disability; or

•	The insured fails or refuses to have a required examination; or

•	The policy anniversary date after the insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans.  We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy face amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If, in this latter example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control.  There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts.  If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or

(ii)	made because the taxpayer became disabled; or

(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans.  You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, your selected face amount automatically changes to equal the account value. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Other Policy Rights and Limitations

Right to Assign the Policy

You may assign your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, we must receive a signed assignment in proper form at our Administrative Office. We are not responsible for the validity of any assignment.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under the policy. We will pay any dividend on your policy anniversary. We do not expect to pay any dividends under the policies.

Deferral of Payments

We may delay payment of any surrenders, withdrawals and loan proceeds from the GPA for up to 6 months from the date the request is received at our Administrative Office.

We may delay payment of any surrenders, withdrawals or loans from the Separate Account during any period when

•	It is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

•	The Securities and Exchange Commission determines that an emergency exists; or

•	The Securities and Exchange Commission permits us to delay payment for the protection of our policyowners.

If we delay payment of a surrender or withdrawal for 10 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, we will seek Your approval.

Specifically, we reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products we create in the future;

•	Create new Separate Accounts;

•	Combine any two or more Separate Accounts;

•	Make available additional Separate Account divisions investing in additional investment companies;

•	Eliminate one or more Separate Account divisions;

•	Substitute or merge two or more Separate Account divisions or Separate Accounts;

•	Invest the assets of the Separate Account in securities other than shares of the funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

•	Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the course of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

APPENDIX A – GLOSSARY

Application:

The form used to apply for the initial selected face amount when underwriting is involved and the form used to apply for an increase in the selected face amount of the policy after You cease to be associated with an employer. An employer must complete a master application in order to initially apply for the program. You must complete a supplement to the application in order to apply for the policy.

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Employee:

A person who is associated with an employer and the spouse of such person.

Employer:

The employer, association, sponsoring organization or trust which has executed a participation agreement electing participation in a group contract.

Enrollment Form:

A document used by potential certificate owners to apply for the certificates and to apply for an increase in the selected face amount of the certificate when the certificate owner is associated with an employer and no underwriting is involved.

Group Contract:

A group flexible premium adjustable life insurance contract in which the employer elects to participate and which is issued by Us.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Modal Term:

A period selected by the employer for which modal term premiums will be paid in advance by the employer. This period may be monthly, quarterly, semi-annual or annual. Your modal term at the time of policy issue is specified in Your policy schedule page.

Monthly Calculation Date:

The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Deductions:

The deductions from the account value under the policy which We generally deduct on the monthly calculation date. The deductions are equal to the sum of the charge for cost of insurance protection, the administrative charge, and the charge for the cost of any additional benefits provided by rider. We refer to these three charges as account value charges.

Net Premium:

Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Participation Agreement:

An agreement executed by the employer requesting participation in a group contract issued by Us.

A-1

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

A-2

Appendix B – Modal Term Premium Calculation

The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the GPA.

Example:

a.	Modal Term:	3 Months

b.	Premium Deduction:	0.75%

c.	Annual Interest Rate Used For Discounting Monthly Deduction(s):	5%

d.	Monthly Deduction In Month 1:	$100

e.	Monthly Deduction In Month 2:	$110

f.	Monthly Deduction In Month 3:	$120

g.	Sum of Monthly Charges Discounted At Monthly Equivalent Of 5%:	$328.58

h.	Modal Term Premium (g. divided by 1 less Premium Deduction):	$331.06

B-1

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number:  811-08075

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

xx/xx/03

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated (effective date), for the Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL) contract. The GVUL contract and its prospectus may be referred to in this SAI.

For a copy of the GVUL prospectus, contact your financial representative, or our Administrative Office at Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Large Corporate Markets (1-800-665-2654) www.massmutual.com.

	SAI	Prospectus
Company	2	9
The Separate Account	2	16
Services
➢ Custodian	2
Additional Information About the Operation of the Contracts and the Registrant
➢ Purchase of Shares in Underlying Investment funds	2
➢ Annual Reports	2
➢ Incidental Benefits
• Death Benefit Payment Options	4
Underwriters	5
➢ Sales and Other Agreement	7
Additional Information About Charges
➢ Sales Load	6
➢ Reduction of Charges	6
➢ Underwriting Procedures	6
➢ Increases in Face Amount	6
Performance Data	7
Taxes	9	28
Experts	9
Financial Statements	9

1

COMPANY

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account and Guaranteed Principal Account. Each year within 30 days after the policy anniversary, we will mail the policyowner a report showing:

•	The account value at the beginning of the previous policy year;
•	all premiums paid since that time;
•	all additions to and deductions from the account value during the policy year; and
•	the account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

2

Fixed Amount Payment Option

We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.

Fixed Time Payment Option

We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•        the total amount applied;

•        the period selected; and

•        the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option

We make equal monthly payments on the life of a named person. Three variations are available:

•        Payments for life only;

•        Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

•        Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option	We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Joint Lifetime Payment Option

We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•        Payments guaranteed for 10 years or when both named persons die, whichever is later; and

•        Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor

We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options. If provided in the payment option election, you may withdraw all or part of the unpaid balance or apply it under any other option. However, you may not withdraw payments that are based on a named person’s life.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 1999, 2000, and 2001 was $10,000, $10,000 and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. From January 1, 2001 through December 31, 2001, commissions paid were $x. From January 1, 2000 through December 31,

3

2000, commissions paid were $x. From January 1, 1999 through December 31, 1999, commissions paid were $x. [Numbers to be filed by amendment]

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents or selling brokers who sell the policy receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 24% of Modal Term Premiums, plus 3% of premiums paid in excess of the Modal Term Premium, plus 0.20% of the policy’s average annual Variable Account Value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.

Agents and General Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

If a selling broker, agent or general agent produces $1,000,000 of excess premium from the sale of a policy during any calendar year, we will pay that selling broker, agent or general agent additional compensation equal to 1% of excess premium received during that calendar year in which the production goal was met. We define excess premium as premium we receive in excess of the policy’s modal term premium.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a sales load charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 5% of premium. The sales load varies for each employer group depending on the following factors:

(1) group enrollment procedures selected by the employer,

(2) total group premium paid by the employer,

(3) the size of the employer group, and

(4) other factors.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

4

•	the number of insureds;
•	the total premium expected to be paid;
•	total assets under management for the Policyowner;
•	the nature of the relationship among individual insureds;
•	the purpose for which the policies are being purchased;
•	the expected persistency of individual policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policyowners which reflects differences in costs of services.

Underwriting Procedures

Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we may require that the insured have a medical examination. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

We do not require underwriting prior to the issuance of the variable rider to the certificate.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), Table B, ages of the insureds on their last birthday.

Increases in Face Amount

Additional coverage acquired in accordance with an increase in face amount will incur mortality charges on the same basis as the original contract. Following an increase in face amount, account values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

The following table shows average annual total return rates for the divisions of the Separate Account for the period ended December 31, 2001.

Separate Account Division (Inception Date of the underlying Fund)	Year to Date	1 Year	3 Years	5 Years	10 Years	Since Inception
American Century® VP Income & Growth Division** (10/30/97)	-9.10	-9.10	-1.87	—	—	6.18
American Century® VP Value Division** (5/1/96)	12.07	12.07	8.99	11.05	—	11.86
Fidelity® VIP Contrafund® Division (1/3/95)	-13.11	-13.11	-0.25	9.60	—	14.93
MFS® Emerging Growth Division (7/24/95)	-34.24	-34.24	-2.62	8.35	—	11.66
MFS® New Discovery Division (5/1/98)	-5.78	-5.78	16.56	—	—	13.87
MFS® Research Division (7/26/95)	-22.00	-22.00	-3.16	5.89	—	9.44
MML Equity Division (9/15/71)	-15.47	-15.47	-6.25	3.99	8.85	11.70
MML Equity Index Division (5/1/97)	-12.91	-12.91	-2.13	—	—	8.48

5

MML Growth Equity Division** (5/3/99)	-25.95	-25.95	—	—	—	-4.24
MML Managed Bond Division (12/16/81)	7.14	7.14	4.85	6.20	6.36	8.77
MML Small Cap Value Equity Division (6/1/98)	2.61	2.61	4.38	—	—	-1.02
Oppenheimer Aggressive Growth Division (8/15/86)	-32.02	-32.02	3.10	6.30	11.01	12.04
Oppenheimer Bond Division (4/3/85)	7.04	7.04	3.29	4.87	5.89	7.88
Oppenheimer Capital Appreciation Division (4/3/85)	-13.33	-13.33	6.55	13.43	14.46	13.67
Oppenheimer Global Securities Division (11/12/90)	-12.79	-12.79	12.82	14.65	13.16	12.03
Oppenheimer High Income Division (4/30/86)	1.22	1.22	0.03	2.12	7.96	9.22
Oppenheimer Main Street® Growth & Income Division (7/5/95)	-10.91	-10.91	-0.83	5.96	—	12.92
Oppenheimer Main Street® Small Cap Division[1] (5/1/98)	-1.11	-1.11	5.29	—	—	3.01
Oppenheimer Money Division2,* (4/3/85)	3.10	3.10	4.27	4.37	4.02	4.98
Oppenheimer Multiple Strategies Division (4/3/85)	1.47	1.47	6.00	7.99	9.45	9.83
Oppenheimer Strategic Bond Division (5/3/93)	4.10	4.10	2.68	3.61	—	4.86
Oppenheimer International Growth Division (5/13/92)	-25.06	-25.06	0.27	5.13	—	6.51
Panorama Growth Division (1/21/82)	-11.36	-11.36	-9.84	-0.17	7.89	12.47
Panorama Total Return Division (9/30/82)	-7.69	-7.69	-4.44	2.56	6.59	10.18
T. Rowe Price Mid-Cap Growth Division (12/31/96)	-1.67	-1.67	8.86	—	—	13.06
T. Rowe Price New America Growth Division (3/31/94)	-12.72	-12.72	-4.67	4.20	—	10.80

The returns for any Investment Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Investment Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Investment Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a certificate owner and the different investment rates of return for the Investment Divisions. The inception date of Strategic Group Variable Universal Life® is 10/1/97. The performance figures above are based on the performance of the Separate Account’s underlying Funds. Most of the Funds were in existence prior to 10/1/97. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Group Variable Universal Life®.

*	The yield quotation more closely reflects the current earnings of the Money Division than the total return quotation.
**	Subject to state availability.
(1)	Prior to May 1, 2001, the Oppenheimer Main Street Small Cap Division was called the Oppenheimer Small Cap Growth Division.
(2)	An investment in the division is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the division seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the division.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premium, monthly charges assessed against the account value of the policies or other policy charges. If these expenses and charges were deducted, the rate of return would be significantly lower.

The following table shows average annual total return rates for the underlying investment funds of the Separate Account for the period ended December 31, 2001

Separate Account Division (Inception Date of the underlying Fund)	Year to Date	1 Month	1 Year	5 Years	10 Years	Since Inception
American Century® VP Income & Growth Fund** (10/30/97)	-8.35	-8.35	-1.12	—	—	6.93
American Century® VP Value Fund** (5/1/96)	12.82	12.82	9.74	11.80	—	12.61
Fidelity® VIP Contrafund® Portfolio[5] (1/3/95)	-12.36	-12.36	0.50	10.35	—	15.68
MFS® Emerging Growth Series (7/24/95)	-33.49	-33.49	-1.87	9.10	—	12.41
MFS® New Discovery Series (5/1/98)	-5.03	-5.03	17.31	—	—	14.62
MFS® Research Series (7/26/95)	-21.25	-21.25	-2.41	6.64	—	10.19
MML Equity Fund[2] (9/15/71)	-14.72	-14.72	-5.50	4.74	9.60	12.45
MML Equity Index Fund[6] (5/1/97)	-12.16	-12.16	-1.38	—	—	9.23
MML Growth Equity Fund** (5/3/99)	-25.20	-25.20	—	—	—	-3.49
MML Managed Bond Fund (12/16/81)	7.89	7.89	5.60	6.95	7.11	9.52
MML Small Cap Value Equity Fund[8] (6/1/98)	3.36	3.36	5.13	—	—	-0.27
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	-31.27	-31.27	3.85	7.05	11.76	12.79
Oppenheimer Bond Fund/VA (4/3/85)	7.79	7.79	4.04	5.62	6.64	8.63
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	-12.58	-12.58	7.30	14.18	15.21	14.42

6

Oppenheimer Global Securities Fund/VA (11/12/90)	-12.04	-12.04	13.57	15.40	13.91	12.78
Oppenheimer High Income Fund/VA10 (4/30/86)	1.97	1.97	0.78	2.87	8.71	9.97
Oppenheimer International Growth Fund/VA (5/13/92)	-24.31	-24.31	1.02	5.88	—	7.26
Oppenheimer Main Street® Growth & Income Fund/VA (7/5/95)	-10.16	-10.16	-0.08	6.71	—	13.67
Oppenheimer Main Street® Small Cap Fund/VA8,9 (5/1/98)	-0.36	-0.36	6.04	—	—	3.76
Oppenheimer Money Fund/VA3,4,* (4/3/85)	3.85	3.85	5.02	5.12	4.77	5.73
Oppenheimer Multiple Strategies Fund/VA (4/3/85)	2.22	2.22	6.75	8.74	10.20	10.58
Oppenheimer Strategic Bond Fund/VA10 (5/3/93)	4.85	4.85	3.43	4.36	—	5.61
Panorama Growth Portfolio (1/21/82)	-10.61	-10.61	-9.09	0.58	8.64	13.22
Panorama Total Return Portfolio (9/30/82)	-6.94	-6.94	-3.69	3.31	7.34	10.93
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	-0.92	-0.92	9.61	—	—	13.81
T. Rowe Price New America Growth Portfolio (3/31/94)	-11.97	-11.97	-3.92	4.95	—	11.55

*	The yield quotation more closely reflects the current earnings of the Money Fund/VA than the total return quotation.
**	Subject to state availability.
(1)	The Effective Annual Rates of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.
(2)	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.
(3)	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.
(4)	An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
(5)	Service Class shares include an asset-based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.
(6)	Performance for the MML Equity Index Fund — Class II Shares reflects a blended figure, combining (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares and (b) for periods after 5/1/00, Class II’s results reflecting a lower fee structure.
(7)	There are special risks associated with international investing such as differences in accounting practices, political changes and currency fluctuations. These risks are heightened in emerging markets.
(8)	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.
(9)	Prior to May 1, 2001, the Oppenheimer Main Street Small Cap Fund/VA was called the Oppenheimer Small Cap Growth Fund/VA.
(10)	Investments in high yielding debt securities are generally subject to greater market fluctuations, risk of loss of income and principal than are investments in lower yielding debt securities.

TAXES

Massmutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

EXPERTS (To be filed)

7

FINANCIAL STATEMENTS

The Registrant (To be filed)

Report of Independent Auditors

Statement of Assets and Liabilities as of December 31, 2001

Statement of Operations for the year ended December 31, 2001

Statement of Changes in Net Assets for the year ended 2001 and for the year ended December 31, 2000

Notes to Financial Statement

The Depositor (To be filed)

Reports of Independent Auditors

Statutory Statements of Financial position as of December 31, 2001 and 2000

Statutory Statements of Income for the years ended December 31, 2001 and 2000

Statutory	Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2001, 2000, and 1999

Statutory Statements of Cash Flows for the years ended December 31, 2001, 2000, and 1999

Notes to Statutory Financial Statements

8

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit (a)	i. Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. (1)
ii. Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the GVUL Segment of the Separate Account. (1)

Exhibit (b)	Not Applicable

Exhibit (c)	i. Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. (1)
ii. Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company. (1)
iii. Form of Broker-Dealer Selling Agreement. (1)

Exhibit (d)	i. Form of Flexible Premium Adjustable Variable Life Certificate with Variable Rider (1)
ii Form of Accidental Death and Dismemberment Rider*
iii Form of Waiver of Monthly Charges Rider*
iv Form of Accelerated Benefits Rider*

Exhibit (e)	i. Form of application for Flexible Premium Adjustable Variable Life Certificate with Variable Rider (2)

Exhibit (f)	i. Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. (1)
ii. By-Laws of Massachusetts Mutual Life Insurance Company. (1)

Exhibit (g)	Form of Reinsurance Contracts *

Exhibit (h)	Form of Participation Agreements
i American Century Variable Portfolios, Inc. (3)
ii. Fidelity Variable Insurance Products Fund II (4)
iii. MFS Variable Insurance Trust (4)
iv. Oppenheimer Variable Account Funds (4)
v. Panorama Series Fund, Inc. (1)
vi. T. Rowe Price Equity Series, Inc. (4)

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable
Exhibit (n)	i. Not Applicable
ii. Powers of Attorney (1)
a. Power of Attorney – Robert J. O’Connell (5)
b. Power of Attorney – Howard Gunton (6)
c. Power of Attorney – Marc Racicot (7)
d. Power of Attorney – James H. DeGraffenreidt, Jr. (8)

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy. [15]

1	Incorporated by reference to the Initial Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on February 28, 1997.

2	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on May 1, 1997.
3	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 on Form S-6 filed with the Commission as an exhibit on May 26, 1998.
4	Incorporated by reference to the Initial Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on October 20, 1998.
5	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on January 28, 1999.
6	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 on Form S-6 filed with the Commission as an exhibit on January 20, 2000.
7	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 on Form N-4 filed with the Commission as an exhibit on May 2, 2002.
8	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-88503 on Form N-6 filed with the Commission as an exhibit on January 21, 2003.

*	Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080

WGL Holdings, Inc.

Chairman and Chief Executive Officer (since 2001)

Chairman, President, and Chief Executive Officer (2000-2001)

Chairman and Chief Executive Officer (1998-2000)

President and Chief Executive Officer (1998)

President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director 2600 Camino Ramon, Room 4CS100 San Ramon, CA 94853

SBC Pacific Bell/SBC Nevada Bell

Senior Vice President, General Counsel & Secretary (since 2002)

SBC Communications Inc.

Senior Vice President – Regulatory and Public Affairs (1998-2002)

Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

President and Chief Executive Officer (since 2001)

President and Chief Operating Officer (2000-2001)

Executive Vice President (1997-2000)

Wyeth-Ayerst Pharmaceuticals

President (1997-2000)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110

FleetBoston Financial

President and Chief Executive Officer (since 2001)

President and Chief Operating Officer (1999-2001)

BankBoston, N.A.

Chairman and Chief Executive Officer (1996-1999)

BankBoston Corporation

Chairman (1998-1999) and Chief Executive Officer (1995-1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road – North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)

American International Group, Inc.

Senior Vice President (1991-1998)

AIG Life Companies

President and Chief Executive Officer (1991-1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Executive Vice Presidents

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

Christine M. Modie 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Information Officer (since 1999)

Travelers Insurance Company

Senior Vice President and Chief Information Officer (1996-1999)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

Chairman, President, and Chief Executive Officer (since 2001)

President & Chief Operating Officer (2000-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111

David L. Babson and Co. Inc.

Chairman and Chief Executive Officer (since 2001)

President and Chief Executive Officer (1999-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director-Investment Management (1997-1999)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company.

D.	MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company.

E.	MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

F.	MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker.

1)	DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker.

2)	Diversified Insurance Services of America, Inc., a Hawaii corporation that operates as an insurance broker.

3)	MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker.

4)	Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker.

5)	MML Insurance Agency of Texas, Inc., a Texas corporation that operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation that operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c.	1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation that operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser.

a.	Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

a.	David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser.

1)	Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

2)	Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker-dealer.

3)	Babson-Stewart Ivory International, a Massachusetts general partnership that operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

a.	OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds.

1)	Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds.

a)	Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

2)	HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser.

3)	OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer.

4)	Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company.

5)	Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

6)	Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds.

7)	Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds.

8)	OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

9)	OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

10)	OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

b.	Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

c.	Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

d.	Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong, which operates as a general insurance agent.

2)	MassMutual Trustees Limited, a corporation organized in Hong Kong, which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3)	Protective Capital (International) Limited, a corporation organized in Hong Kong, which operates as a mandatory provident funds intermediary.

4)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic, which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic, which operates as a service company. (MassMutual International, Inc.—99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile, which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2)	Origen Inversiones S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda, which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda, which operates as an exempted insurance company.

g.	MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg, which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic, which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1)	Admiral Life Seguros de Vida, S.A., an Argentine corporation that operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation that operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. (MassMutual International, Inc.—99.5%)

1)	MassMutual Shuno Company, a Japanese premium collection service provider.

2)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

k.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

l.	MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business.

G.	MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

H.	The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

I.	Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

II.	REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D.	MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 30. Indemnification

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Kenneth M. Rickson	President (5/1/96) CEO (12/22/97) Main OSJ Supervisor (12/22/97)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. (5/1/96) MassMutual Holding Co. (11/2001)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary (5/1/96) Chief Legal Officer (4/25/2000)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer (12/22/97) Chief Financial Officer (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman	Chief Compliance Officer (05/06/2002)	1295 State Street Springfield, MA 01111

Edward D. Youmell	Registration Manager (08/10/2001)	1295 State Street Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and Hartford OSJ Supervisor (06/18/2001)	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Markets Supervisor (12/22/97)	140 Garden Street Hartford, CT 06154

David W. O’Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street Springfield, MA 01111

(c)	Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
	MML Distributors, LLC	$x1	$10,000.00[2]

[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. From January 1, 2001 through December 31, 2001, commissions paid were $x (to be filed by amendment).

[2]	MML Distributors recieves compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2001 was $10,000.

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33. Management Services

Not Applicable

Item 34. Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, has duly caused this Post-Effective Amendment No. 6 to Registration Statement No. 333-22557 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 20th day of February, 2003.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By: /s/ Robert J. O’Connell*

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe *Richard M. Howe	On February 20, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement No. 333-22557 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	February 20, 2003

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President,	February 20, 2003

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Chief Financial Officer, and Chief Accounting Officer Director	February 20, 2003

/s/ JAMES R. BIRLE* James R. Birle	Director	February 20, 2003

/s/ GENE CHAO* Gene Chao, Ph.D.	Director	February 20, 2003

JAMES H. DEGRAFFENREIDT* James H. DeGraffenreidt, Jr.	Director	February 20, 2003

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	February 20, 2003

/s/ ANTHONY DOWNS* Anthony Downs	Director	February 20, 2003

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	February 20, 2003

/s/ William B. Ellis* William B. Ellis, Ph.D.	Director	February 20, 2003

Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	February 20, 2003

/s/ CHARLES K. GIFFORD*	Director	February 20, 2003

/s/ WILLIAM N. GRIGGS* William N. Griggs	Director	February 20, 2003

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	February 20, 2003

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	February 20, 2003

/s/ MARC RACICOT* Marc Racicot	Director	February 20, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	on February 20, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

INDEX TO EXHIBITS

Exhibit d

ii.	Form of Accidental Death and Dismemberment Rider
iii.	Form of Waiver of Monthly Charges Rider
iv.	Form of Accelerated Benefits Rider

Exhibit g Form of Reinsurance Contracts

Exhibit k Opinion and Consent of Counsel as to the legality of the securities being registered